Long-term debt	6 Months Ended
Jun. 30, 2021
Long-term debt
Long-term debt

9. Long-term debt

	As of
	June 30,	December 31,
(in thousands of U.S. dollars)	2021	2020
Lampung facility:
Export credit tranche	$71,880	$79,324
FSRU tranche	16,548	18,635
$385 million facility:
Commercial tranche	221,239	230,705
Export credit tranche	41,167	44,500
Revolving credit facility	48,300	48,300
Outstanding principal	399,134	421,464
Lampung facility unamortized debt issuance cost	(2,426)	(2,999)
$385 million facility unamortized debt issuance cost	(3,413)	(3,876)
Total debt	393,295	414,589
Less: Current portion of long-term debt	(57,031)	(59,119)
Long-term debt	$336,264	$355,470

Lampung facility

PT Hoegh LNG Lampung is the Borrower and Höegh LNG is the guarantor for the Lampung facility.

The FSRU tranche is repayable quarterly over 7 years with a final balloon payment of $16.5 million due on September 29, 2021. The export credit tranche is repayable in quarterly installments over 12 years assuming the balloon payment of the FSRU tranche is refinanced. If not, the export credit agent can exercise a prepayment right for repayment of the outstanding balance upon maturity of the FSRU tranche.

As previously reported, by letter dated July 13, 2021, the charterer under the lease and maintenance agreement for the PGN FSRU Lampung (“LOM”) raised certain issues with PT Höegh LNG Lampung (“PT HLNG”) in relation to the operations of the PGN FSRU Lampung and the LOM and by further letter dated July 27, 2021, stated that it would commence arbitration against PT HLNG. On August 2, 2021 the charterer served a notice of arbitration (“NOA”) to declare the LOM null and void, and/or to terminate the LOM, and/or seek damages. PT HLNG has served a reply refuting the claims as baseless and without legal merit and has also served a counterclaim against the charterer for multiple breaches of the LOM. PT HLNG will take all necessary steps and will vigorously defend against the charterer’s claims in the legal process.

The commercial tranche of the Lampung facility becomes due in September 2021 and the export credit tranche can be called if the commercial tranche is not refinanced. The ongoing refinancing of the Lampung credit facility, which had been scheduled to close by the end of the second quarter of 2021, is not yet completed due to the failure by the charterer to countersign certain customary documents related to the new credit facility. These circumstances have left us exposed to having to arrange alternative refinancing, or rearrange the existing refinancing, in the short term in advance of the commercial tranche of the Lampung facility's maturity on September 29, 2021. We have asked the existing lenders to approve a six-months extension to the maturity date to allow for more time to complete a refinancing and have commenced discussions with existing lenders and certain other potential lenders about this. We expect that the terms of any alternative refinancing, if we are successful in finalizing such refinancing, are likely to be less favourable than the terms of the originally agreed refinancing.

No assurance can be given at this time as to the outcome of the dispute with the charterer of the PGN FSRU Lampung, or of the aforementioned discussions with lenders. Notwithstanding the NOA, both parties are continuing to perform their respective obligations under the LOM. In the event that we are unable to amend or refinance the Lampung facility or if the outcome of such dispute is unfavorable to us, it could have a material adverse impact on our business, results of operations, financial condition and ability to pay distributions to unitholders.

The primary financial covenants under the Lampung facility are as follows:

●	Borrower must maintain a minimum debt service coverage ratio of 1.10 to 1.00 for the preceding nine-month period tested on each quarterly repayment date;
●	Guarantor’s book equity must be greater than the higher of (i) $200 million and (ii) 25% of total assets; and
●	Guarantor’s free liquid assets (cash and cash equivalents or available draws on credit facilities) must be greater than $20 million.

As of June 30, 2021, the borrower and the guarantor were in compliance with the financial covenants under the Lampung facility. There is a subjective acceleration clause in the Lampung facility agreement, that provides any event or circumstance, which, in the opinion of the lenders, has or is reasonable likely to have a material adverse effect, can be deemed an event of default requiring repayment of the facility.

The Lampung facility requires cash reserves that are held for specifically designated uses, including working capital, operations and maintenance and debt service reserves. Distributions are subject to “waterfall” provisions that allocate revenues to specified priorities of use (such as operating expenses, scheduled debt service, targeted debt service reserves and any other reserves) with the remaining cash being distributable only on certain dates and subject to satisfaction of certain conditions, including meeting a 1.20 historical debt service coverage ratio, no default or event of default then continuing or resulting from such distribution and the guarantor not being in breach of the financial covenants applicable to it. The pending arbitration with the charterer may limit the ability to distribute cash from the Borrower. The Lampung facility limits, among other things, the ability of the Borrower to change its business, sell or grant liens on its property including the PGN FSRU Lampung, incur additional indebtedness or guarantee other indebtedness, make investments or acquisitions, enter into intercompany transactions and make distributions.

$385 million facility

On January 29, 2019, the Partnership entered into a loan agreement with a syndicate of banks to refinance the outstanding balances of the Gallant/Grace facility. Höegh LNG Partners LP is the borrower (the “Borrower”) for the senior secured term loan and revolving credit facility (the “$385 million facility”). The aggregate borrowing capacity is $320 million on the senior secured term loan and $63 million on the revolving credit tranche. Hoegh LNG Cyprus Limited, which owns the Höegh Gallant, and Höegh LNG FSRU IV Ltd., the owner of the Höegh Grace (collectively, the "Vessel Owners"), and Höegh LNG Colombia S.A.S., are guarantors for the facility (collectively, the "guarantors"). The facility is secured by, among other things, a first priority mortgage of the Höegh Gallant and the Höegh Grace, an assignment of the Hoegh LNG Cyprus Limited’s, Höegh LNG FSRU IV Ltd.’s, Höegh LNG Colombia S.A.S.’s rights under their respective time charters and earnings and a pledge of the Borrower’s and Guarantor’s cash accounts. The Partnership and its subsidiaries have provided a pledge of shares in Höegh LNG Cyprus Limited, Höegh LNG FSRU IV Ltd. and Höegh LNG Colombia S.A.S.

The senior secured term loan related to the $385 million facility includes a commercial tranche and the export credit tranche. Each tranche is divided into two term loans for each of the Höegh Gallant and the Höegh Grace.

On January 31, 2019, the Partnership drew $320 million under the commercial and the export credit tranches on the $385 million facility to settle $303.2 million and $1.6 million of the outstanding balance and accrued interest, respectively, on the Gallant/Grace facility and used proceeds of $5.5 million to pay arrangement fees due under the $385 million facility. The remaining proceeds of $9.6 million were used for general partnership purposes. On August 12, 2019, the Partnership drew $48.3 million under the revolving credit tranche of the $385 million facility, of which $34.0 million was used to repay part of the outstanding balance on the $85 million revolving credit facility due to Hoegh LNG. There were no draws during the year ended December 31, 2020 and six months ended June 30, 2021.

The primary financial covenants under the $385 million facility are as follows:

●	The Partnership must maintain
o	Consolidated book equity (excluding hedge reserves and mark to market value of derivatives) equal to the greater of
◾	25% of total assets, and
◾	$150 million
o	Consolidated working capital (current assets, excluding intercompany receivables and marked-to-market value of any financial derivative, less current liabilities, excluding intercompany payables, marked-to-market value of any financial derivative and the current portion of long-term debt) shall at all times be greater than zero
o	Minimum liquidity (cash and cash equivalents and available draws under a bank credit facility for a term of more than 12 months) equal to the greater of
◾	$15 million, and
◾	$2.5 million multiplied by the number of vessels owned or leased by the Partnership (prorate for partial ownership), subject to a cap of $20 million
●	The Vessel Owners must maintain a ratio of combined EBITDA to debt service (principal repayments, guarantee commission, commitment fees and interest expense) for the preceding twelve months of a minimum of 115%

In addition, a security maintenance ratio based on the aggregate market value of the Höegh Gallant, the Höegh Grace and any additional security must be at least 125% of the aggregate outstanding loan balance.

As of June 30, 2021, the borrower and the Vessel Owners were in compliance with the financial covenants.

Under the $385 million facility, cash accounts are freely available for the use of the Borrower and the guarantors, unless there is an event of default. Events of default include, among other things, change of control of Höegh LNG (a waiver of which was obtained in connection with the Amalgamation) or of the Partnership due to the failure of Höegh LNG to own at least 25% of the Partnership’s common units. Cash can be distributed as dividends or to service loans of owners and affiliates provided that after the distribution the Borrower and the guarantors would remain in compliance with the financial covenants. The $385 million facility limits, among other things, the ability of the Borrower and the guarantors to change their business, grant liens on the Höegh Gallant or the Höegh Grace, incur additional indebtedness that is not at pari passu with the $385 million facility, enter into intercompany debt that is not subordinated to the $385 million facility and for the Vessel Owners to make investments or acquisitions.